SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report:  May 10, 1996

                           READING & BATES CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                    1-5587                  73-0642271
     (State or other             (Commission            (I.R.S. Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)

                901 Threadneedle, Suite 200, Houston, TX   77079
              (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

               Exhibit 99.1 - Press Release  dated  May 9, 1996  -  Announcing intent to press forward proposal for combination of Reading & Bates and Transocean despite lack of support from Transoceans' board of directors.

               Exhibit 99.2 - Press Release dated May 10,  1996  -  Announcing clarification of its position with respect to its proposal to acquire Transocean ASA.

                                    SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                      READING & BATES CORPORATION


                                      By  /s/T. W. Nagle
                                          ------------------------
                                          T. W. Nagle
                                          Executive Vice President,
                                          Finance and Administration


  Dated: May 10, 1996